Exhibit 99.1

The Subprime Source Since 1991 September 2024 Investor Presentation

SAFE HARBOR STATEMENT Forward - looking statements in this presentation include the Company’s expectations of growth and the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its estimates of fair value (most significantly for its receivables accounted for at fair value), its provision for credit losses, its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated; and our ability to generate sufficient operating and financing cash flows. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that the results of the most recently completed quarter are indicative of future results is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance. 2

COMPANY OVERVIEW Consumer Portfolio Services specializes in purchasing and servicing automobile contracts originated by licensed motor vehicle dealers in the sale of new and used automobiles, light trucks and passenger vans. Through our purchases, we provide indirect financing to dealers for sub - prime customers. We serve as an alternative source of financing for dealers, allowing sales to customers who otherwise might not be able to obtain financing. $3.5 Billion Managed Portfolio (1) NASDAQ Listed: CPSS Average Management Tenure is 24 Years - 300+ Combined Years at CPS HQ in Las Vegas, NV Operating Branches in NV, CA, IL, VA and FL 925 Employees (1) 9,000 Daily Applications Received from Dealers (1) Established in 1991. IPO 1992 52 Consecutive Profitable Quarters (1) 103 ABS Deals to Date (1) As of September 30, 2024 3

THE CPS ADVANTAGE • Repo - Skip Scorecard • Deficiency Scorecard • Dealer Scorecard • Asset Scorecard • Collection Behavior Scorecard • Extension Scorecard • Applicant Scorecard • Deal Scorecard • Early Payment Default Scorecard Originations Servicing (Collection) Servicing (Recovery) Asset & Dealers CPS is a leader in Machine Learning (ML) and Artificial Intelligence (AI). • Industry leading disciplined modeling framework: Linear/Logistic Regression, Neural Network, Decision Tree, Ensemble Model, Time Series, Machine Learning, Random Forest • Continuous model training and recalibration Proprietary Modeling and Scorecards Instant Credit Decisions Leads CPS to Higher Quality Loans Risk Department Led by Industry Veterans Decades of Historical Performance Data Shape our Models 4

LEADERSHIP Charles “Brad” Bradley CEO, Chairman of the Board • CEO since 1992 • Chairman of the Board since 2001 • 33 years at CPS Mike Lavin President, COO, CLO • President since 2022 • COO since 2019. CLO since 2014 • 23 Years at CPS Danny Bharwani CFO • CFO since 2022 • 27 years at CPS CPS’ senior management team consists of 13 executives that are led by Brad, Mike and Danny. Each has significant industry experience and, on average, 24 years with CPS. Combined, senior management has over 300 years of auto lending experience just at CPS . 5

MARKET • $1.5 trillion auto loans outstanding at Q2 2024 (1) • ~15% of auto financings in 2 2024 were sub - prime (1) Large Total Addressable Market (TAM) • Capital - intensive • Highly regulated industry High Barrier to Entry • Few dominant players • Compete on rates and fees Small, Fragmented Market Dynamics Footprint Po ered by Bing eo ames, Microso , om om (1) According to Experian Automotive (2) As of September 30, 2024 6 6% 8% 10% 5% 5% 4% • Highest volume originating states for CPS (2) • Contracts purchased in 47 states (2)

PRODUCT OFFERING Avg. Annual % of Purchases Avg. FICO Avg. Time on Job (years) Household Income Avg. Amount Financed Avg. Yield Program (1) 3% 667 8.9 $104,800 $24,552 14.60% Meta 17% 582 7.2 $89,044 $26,284 16.38% Preferred 21% 570 5.8 $83,676 $25,210 18.76% Super Alpha 23% 563 5.0 $81,751 $22,464 21.14% Alpha Plus 26% 578 4.1 $63,064 $20,386 22.49% Alpha 7% 588 3.3 $59,564 $16,184 24.47% Standard 2% 576 3.8 $56,769 $14,281 25.43% Mercury / Delta 2% 588 2.7 $49,329 $13,949 24.94% First Time Buyer 100% 577 5.0 $74,653 $21,850 20.38% Overall (1) Under the CPS programs for contracts purchased for the nine months ended September 30, 2024. 7

ORIGINATION CHARACTERISTICS 100.0% 105.0% 110.0% 115.0% 120.0% 125.0% 130.0% Loan to Value 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% Payment to Income 590 585 580 575 570 565 560 555 550 545 FICO 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% APR $0 $5,000 $10,000 $15,000 $20,000 $25,000 Amount Financed 67.0 67.5 68.0 68.5 69.0 69.5 70.0 70.5 Original Term 8

DEMAND FOR OUR LENDING PROGRAMS 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 Applications vs. Funded Loans Approved Applications 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 - YTD Applications Contracts Funded 53% Average Approval Rate 12,000 Approved Dealer Network Strong Demand for our Lending Programs Auto Decisioning Proprietary AI Driven Scorecard Selective Funding Answers Within Seconds to Dealers 9

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WHO IS OUR CUSTOMER? CPS Customer 42 Years Old on Average 5 Years Average Job Time 7 Years Average Length at Residence 9 Years Credit History on Average 24.3% Homeowners 10.6% Average Payment to Income $75,000 Average Household Income 34.4% Average Debt to Income 10 Amounts for CPS programs for contracts purchased for the nine months ended, September 30, 2024.

WHAT DO OUR CUSTOMERS DRIVE? Certified Pre - Owned, 18% Pre - Owned, 73% VEHICLE TYPE New, 9% Factory Franchised, 71% ORIGINATING DEALERSHIP Independent, 29% Domestic, 48% 11 Charts show data for CPS programs for contracts purchased for the nine months ended September 30, 2024. Imports , 52% VEHICLE MAKE

PORTFOLIO PERFORMANCE Data shown is CNL performance by origination quarter, and as of September 30, 2024. 12 22.00% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% CNL Percentage 2018 - Q1 2020 - Q2 2022 - Q3 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 Months Seasoned 2016 - Q1 2018 - Q2 2020 - Q3 2022 - Q4 2016 - Q2 2018 - Q3 2020 - Q4 2023 - Q1 2016 - Q3 2018 - Q4 2021 - Q1 2023 - Q2 2016 - Q4 2019 - Q1 2021 - Q2 2023 - Q3 2017 - Q1 2019 - Q2 2021 - Q3 2023 - Q4 2017 - Q2 2019 - Q3 2021 - Q4 2024 - Q1 2017 - Q3 2019 - Q4 2022 - Q1 2024 - Q2 2017 - Q4 2020 - Q1 2022 - Q2 2024 - Q3

RECOVERY RATE Data shown as of September 30, 2024. - 50.0 100.0 150.0 200.0 250.0 300.0 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Sep - 24 Manheim Index Recovery Rate Auction Values Average CPS Recovery Rate Maheim Used Vehicle Index Recovery Rates Correlate with Manheim Index Return to Historical Norms Post COVID Vast Auction Network 13

ECONOMIC MODEL September 30, September 30, 2023 (1) 2024 (1) 11.3% 11.3% Interest Income 0.3% 0.7% Mark to Fin. Recs. at FV 0.4% 0.3% Servicing and Other Income (4.9%) (5.9%) Interest Expense 7.1% 6.4% Net Interest Margin 1.0% 0.2% Provision for Credit Losses (5.7%) (5.7%) Core Operating Expenses 2.4% 0.9% Pretax Return on Assets 14 (1) Statement of Operations nine months ended, as a percentage of the average managed portfolio at September 30, 2024. Percentages may not add due to rounding.

SUMMARY BALANCE SHEET September 30, 2024 December 31, 2023 Assets 6.2 $ 8.1 $ Cash 119.3 271.0 Restricted cash 24.7 7.8 Finance receivables, net of allowance 2,722.7 3,132.3 Finance receivables, measured at fair value 3.7 1.5 Deferred tax assets, net 27.2 42.0 Other assets $ 2,903.7 $ 3,462.7 Liabilities 62.5 $ 72.6 $ Accounts payable and accrued expenses 234.0 105.8 Warehouse lines of credit 49.9 99.1 Residual interest financing 2,265.4 2,875.8 Securitization trust debt 17.2 24.3 Subordinated renewable notes 2,629.0 3,177.6 274.7 285.1 Shareholders' equity $ 2,903.7 $ 3,462.7 Summary Balance Sheet ($ in millions) (1) (1) Numbers may not add due to rounding . 15

SUMMARY STATEMENT OF OPERATIONS (1) Numbers may not add due to rounding. 16 September 30, September 30, 2023 2024 $ 83.3 $ 93.2 Interest income 6.0 5.5 Mark to finance receivables at fair value 2.8 1.9 Other income 92.1 100.6 Total Revenues 21.8 24.2 Employee costs 20.2 20.4 General and administrative 37.9 50.1 Interest (2.0) (1.0) Provision for credit losses 77.9 93.7 Total Expenses 14.2 6.9 Pretax income 3.8 2.1 Income tax expense $ 10.4 $ 4.8 Net income $ 0.41 $ 0.20 EPS (fully diluted) Summary Statement of Operations ($ in millions) (1) Three Months Ended

SELECTED FINANCIAL DATA ($ in millions) 17 September 30, 2024 September 30, 2023 $ 322.4 $ 446.0 Auto contract purchases $ 2,943.3 $ 3,329.8 Total portfolio $ 56.2 $ 51.5 Risk - adjusted margin (1) Core operating expenses (2) $ 42.0 $ 44.7 $ Amount 5.7% 5.4% % of avg. managed portfolio 1.9% 0.8% Pretax return on managed assets (3) Total delinquencies and repo inventory (30+ days past due) 13.3% 14.0% As a % of total owned portfolio Annualized net charge - offs 6.9% 7.3% As a % of total owned portfolio for credit losses. Three Months Ended (1) Revenues less interest expense and provision (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio .

SHAREHOLDER VALUE Continuous Improvements to Shareholder Value NASDAQ Listed Stock - Ticker Symbol: CPSS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Sep - 17 Dec - 17 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Sep - 24 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 Pre - tax Income $ in Thousands - Left Axis Book Value per Share in $ - Right Axis 18

INVESTMENT OUTLOOK Continuous Growth Strong macroeconomic factors AI - driven Originations Scorecard Strong Fundamentals • 2.9 million applications in 2023 • $1.36 billion in sub - prime auto contracts funded in 2023 • Managed portfolio is at largest amount in company history • Raised Wtd. Avg APRs in originations from 17.72% in Dec 2022 to 20.38% in September 2024 • Favorable demand for used vehicles • New vehicle pricing increase and increasing sales despite rising interest rates • Improves efficiency and customer satisfaction • Upcoming AI Scorecard Refresh (refresh every 18 - 24 months) • Industry leading technology in all facets of our business • Decreased leverage on the portfolio puts CPS in a position to grow faster than competitors • Increasing shareholder equity - highest in company history • Decreasing core operating expenses, while portfolio grows Investor Relations Contact Tom Colton and Alec Wilson Gateway Group, Inc. Phone: 949 - 574 - 3860 Email: CPSS@gateway - grp.com 19

REFERENCE TO PUBLIC REPORTS Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s ED AR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 20